Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Acquired Sales Corp. (the "Company") on Form 10-Q for the fiscal quarter ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Gerard M. Jacobs, Principal Executive Officer of the registrant, and William C. “Jake” Jacobs, Principal Accounting Officer of the registrant, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerard M. Jacobs
Gerard M. Jacobs Principal Executive Officer November 15, 2019

/s/ William C. “Jake” Jacobs
William C. “Jake” Jacobs Principal Accounting Officer November 15, 2019